Exhibit 99.1

BioHiTech Global, Inc. Announces Closing of $8.2 Million Underwritten Public Offering

CHESTNUT RIDGE, N.Y., – July 29 2020 – BioHiTech Global, Inc., (Nasdaq: BHTG) (“BioHiTech,” or the “Company”), a technology and services company that provides cost-effective and sustainable waste management solutions, today announced it closed its previously announced underwritten public offering of 4,550,000 shares of its common stock at a public offering price of $1.81 per share. In addition, BioHiTech granted to Maxim Group LLC a 45-day option to purchase up to an additional 682,500 shares of common stock for the purposes of covering any over-allotments.

Maxim Group LLC acted as the lead book-running manager for the offering and Spartan Capital Securities, LLC acted as co-book-runner for the offering.

The securities described above were offered by BioHiTech pursuant to a Registration Statement on Form S-3 (File No. 333-225999) previously filed and declared effective by the Securities and Exchange Commission (SEC) on June 29, 2018. The securities were offered by means of a prospectus supplement and accompanying prospectus, forming part of the registration statement. The prospectus supplement and accompanying prospectus relating to this offering have been filed with the SEC. Electronic copies of the prospectus supplement and the accompanying prospectus relating to this offering may be obtained from Maxim Group LLC, 405 Lexington Avenue, 2nd Floor, New York, NY 10174, at 212-895-3745. Electronic copies of the prospectus supplement and accompanying prospectus are also available on the website of the SEC at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About BioHiTech Global

BioHiTech Global, Inc. (NASDAQ: BHTG), is changing the way we think about managing waste. Our cost-effective technology solutions include the patented processing of municipal solid waste into a valuable renewable fuel, biological disposal of food waste on-site, and proprietary real-time data analytics tools to reduce food waste generation. Our unique solutions enable businesses and municipalities of all sizes to lower disposal costs while having a positive impact on the environment. When used individually or in combination, our solutions lower the carbon footprint associated with waste transportation and can reduce or virtually eliminate landfill usage. For more information, please visit www.biohitech.com.

Forward Looking Statements

Statements in this document contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, including statements about the benefits of this leasing program, potential improvements to cash flow, and the growth of its digester business, are based on many assumptions and estimates that may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of BioHiTech Global, Inc. to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. BioHiTech Global, Inc. assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Our actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation those set forth as "Risk Factors" in our filings with the SEC. There may be other factors not mentioned above or included in the BioHiTech's SEC filings that may cause actual results to differ materially from those projected in any forward-looking statement. BioHiTech Global, Inc. assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.

Company Contact:

BioHiTech Global, Inc.

Richard Galterio

Executive Vice President

Direct: 845.367.0603

rgalterio@biohitech.com

www.biohitech.com

Investors:

ir@biohitech.com